                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      ___________________________________

                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               February 14, 2000

                        LANGUAGEWARE.NET (COMPANY) LTD.
             (Exact name of registrant as specified in its charter)

                                     Israel
         (State or other jurisdiction of incorporation or organization)

                                    0-26349
                            (Commission File Number)

                                      N/A
                       (IRS Employer Identification No.)

                             C/O Yigal Arnon & Co.
                                22 Rivlin Street
                             Jerusalem 91000 Israel
                    (Address of principal executive offices)

                               011-972-2-623-9200
              (Registrant's telephone number, including area code)

                                 With Copy To:
                              Mr. Todd Oseth, CEO
                       2864 South Circle Drive, Suite 500
                          Colorado Springs, CO  80906
                    (Address of principal operating offices)

                                  719-955-3400
              (Registrant's telephone number, including area code)

ITEM 4.  Changes in Registrant's Certifying Accountant

     (i) On February 14, 2000, Luboshitz Kasierer gave the Company written notice of its resignation as the Company's independent accountant.

     (ii) Luboshitz Kasierer's reports on the Company's financial statements for the fiscal years ended December 31, 1998 and December 31, 1997, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as to the going concern nature of the registrant.

     (iv) During the Company's two most recent fiscal years and through February 14, 2000, there were no disagreements with Luboshitz Kasierer on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction Luboshitz Kasierer, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

     (v) During the Company's two most recent fiscal years and through February 14, 2000, Luboshitz Kasierer did not advise the Company of any "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

     (vi) The Company has retained BDO Seidman, LLP as its independent certified public accountants. BDO Seidman, LLP will audit the consolidated financial statements of the Company for the year ended December 31, 1999, and BDO Shlomo Ziv & Co. has been engaged to re-audit the consolidated financial statements of the Company for the years ended December 31, 1998 and 1997. The Registrant's Audit Committee and Board of Directors have approved the change in auditors.

     (vii) This Form 8-K/A is being filed to amend the Form 8-K filed on February 22, 2000 to include the letter required under this item from the former principal accountant of the Registrant addressed to the Securities and Exchange Commission. A copy of such letter is attached hereto as Exhibit 16.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     The following exhibits are filed herewith:

     16.1 Letter dated February 23, 2000 from Luboshitz Kasierer, former principal accountant for the Registrant.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        LANGUAGEWARE.NET (COMPANY) LTD.

                        By:  /s/ Thomas B. Foster
                        Thomas B. Foster
                        Chief Financial Officer


Dated: February 25, 2000

                                       3